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                                                                   Exhibit 10.35

                                   STIPULATION

To be attached to and form part of the Agreement of General Indemnity between Allstate Settlement Corporation and ALLSTATE INSURANCE COMPANY dated
February ______,1991.

WHEREAS, it is the desire of both parties to amend said Agreement as hereinafter provided.

NOW, THEREFORE, It Is UNDERSTOOD AND AGREED that the Agreement of General Indemnity hereinbefore described is hereby amended as follows:

CHANGE IN CONTRACT-LOANS-POSSESSION 4. is deleted in its entirety and replaced by the following:

     CHANGE IN CONTRACT 4. On bonds given in connection with Qualified Assignments, the Surety at its sole discretion is hereby authorized, but not required (a) to consent to any change in the Assignments; (b) in the event of any default in the performance of any Assignments, or the breach of this Agreement or of any bond connected therewith to take any action which the Surety may deem appropriate.

ASSIGNMENT 5 is deleted in its entirety and replaced by the following:

     ASSIGNMENT 5: The Indemnitors hereby assign, transfer, pledge, and convey to the Surety (effective as of the date of each such bond, but only in the event of default or beach as referred to in the preceding Section 4), as collateral security, to secure the obligations hereunder and any other indebtedness and liabilities of the Indemnitors to the Surety, all of their rights under the qualified funding asset, referred to in each such bonds, including their right, title, and interest in and to any and all sums due or which may thereafter become due under such qualified funding asset.

IT IS FURTHER UNDERSTOOD AND AGREED that nothing herein contained shall vary, alter or modify any of the terms and conditions of said Agreement except as herein expressly modified.

SIGNED, SEALED AND DATED this ____________ day of February, 1991.

                                    ALLSTATE SETTLEMENT CORPORATION

                                    By: /s/ Joseph J. Doucette
                                        ----------------------
                                        Joseph Doucette
                                    Title:
                                          -------------------------

                                    ALLSTATE INSURANCE COMPANY

                                    By: /s/ Martin J. Mulvihill
                                        -----------------------
                                        Martin J. Mulvihill
                                        Attorney-in-Fact